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                                                                    EXHIBIT 10.3


                                 LEASE AGREEMENT

                         The Parties agree as follows:

Date of this
  Lease:              June 15, 1995

Parties of this
 Lease and addresses: Landlord:                  BARAKA REALTY COMPANY
                      Address for notices:       1000 Pennsylvania Avenue
                                                 Brooklyn, New York  11207

                      You, the Tenant:           Four Corner Abstract
                      Address:                   370 East Avenue
                                                 Rochester, NY  14604

                      If there are more than one Landlord or Tenant the words "Landlord" and "Tenant" used in this Lease includes them.

Term:                 1. Three (3) years -0- months: beginning: August 1,
                         1995, ending: July 31, 1998

Premises rented:      2. 36 Bank Place, Utica, New York 13501 Consisting of
                         approximately 1611 square feet plus full basement for storage.

Rent:                 3. The yearly rent is $7,656.00. You, the Tenant, will
                         pay this yearly Rent to the Landlord, as follows:
                         $638.00 Per Month.

                     3a. Tenant shall Pay a Security Deposit of $638.00 upon
                         the signing of this lease - plus first Month's rent.

Agreement to lease
 and pay rent:        4. Landlord leases the Premises to you, the Tenant, for
                         the Term. You, the Tenant, agree to pay the Rent and other charges as required in the Lease. You, the Tenant, agree to do everything required of you in the Lease.

Default:              5. If you, the Tenant, fail to pay the Rent, or any
                         part of the Rent when it becomes due, the Landlord may sue you for it, or re-enter the Premises, or use any legal remedy.

Taxes:                6. The Landlord agrees to pay all Real Estate Taxes to
                         be assessed on the Premises during the Term.


End of the Term:      7. You, the Tenant, agree that at the end of the Term
                         you will surrender the Premises in as good condition as now, except for ordinary wear and damage by the elements.

Successors:           8. Unless otherwise stated, the Lease is binding on all
                         parties who lawfully succeed to the rights or take the place of the Landlord or you, the Tenant.

Changes:              9. This Lease can be changed only by an agreement in
                         writing signed by the parties to the Lease.

Quiet enjoyment:     10. Landlord agrees that if you, the Tenant pay the
                         rent and are not in default under this Lease, you, the Tenant may peaceably and quietly have, hold and enjoy the premises for the Term of this Lease.

                     11. The Tenant is required to carry liability insurance
                         with the Landlord, Baraka Realy Company, as additional named insured. Tenant responsible for insurance on all glass windows.

                     12. Landlord will Sheetrock, Paint, and Carpet Two
                         offices, Kitchen and Reception area.

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                                      -64-


                     13. Lessor shall be solely responsible for the
                         brokerage commission payable to Signature Realty Inc. Upon a sale or transfer of the premises, acceptance of an assignment of lessor's interest in this lease, or the rental payable hereunder, of the right to receive such rents, shall constitute an assumption of lessor's obligation to pay said commission.

                     14. The Landlord shall pay for heat, water and sewer
                         charges and the Tenant shall be responsible for their own electrical charge.

Signatures:              The parties have signed this lease as of the date at
                         the top of the first page.


                                        Landlord:

                                        ----------------------------------------
                                        ----------------------------------------

Dated:  June 29, 1995                   You, the TENANT:

WITNESS:                                /s/ William S. Gagliano
                                        ----------------------------------------

- ------------------------------          ----------------------------------------
                                            William S. Gagliano Executive VP


                               GUARANTY OF PAYMENT

Date of Guaranty:             , 19

Guarantor
 and address:

Reason for
 Guaranty:            1. I know that the Landlord would not rent the Premises
                         to the Tenant unless I guarantee Tenant's performance. I have also requested the Landlord to enter into the Lease with the Tenant. I have a substantial interest in making such that the Landlord rents the premises to the Tenant.

Guaranty:             2. The following is my Guaranty:
                         I guaranty the full performance of the Lease by the Tenant. This Guaranty is absolute and without any condition. It includes, but is not limited to, the payment of rent and other money charges.

                      In addition, I agree to these other terms:

Changes in Lease
 have no effect:      3. This Guaranty will not be affected by any change in
                         the Lease, whatsoever. This includes, but is not limited to, any extension of time or renewals. The Guaranty will bind me even if I am not a party to these changes.

Waiver of notice:     4. I do not have to be informed about any default by
                         Tenant. I waive notice of nonpayment or other default.

Performance:          5. If the Tenant defaults, the Landlord may require me
                         to perform without first demanding that the Tenant perform.

Waiver of jury trial: 6. I give up my right to trial by jury in any claim related to the Lease or this Guaranty.

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                                      -65-

Changes:              7. This Guaranty can be changed only by written
                         agreement signed by all parties to the Lease and this Guaranty.

Signatures:                         GUARANTOR:



                      WITNESS:      ---------------------------------------


                      --------------------------------------

STATE OF                   COUNTY OF                 ss.:

         On _______________________ 19__, before me personally appeared ___________________________ to me known and known to me to be the individual(s) described in and who executed the foregoing Lease, and duly acknowledged to me that __he__ executed the same.

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